UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 22, 2025
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2025, as previously disclosed, Kontoor Brands, Inc. (the “Company”) announced that Joseph A. Alkire was appointed Executive Vice President, Chief Financial Officer and Global Head of Operations of the Company and Jennifer H. Broyles was appointed Executive Vice President, Chief Commercial Officer and Global Head of Brands of the Company.

On September 22, 2025, in connection with Mr. Alkire’s appointment to the role of Executive Vice President, Chief Financial Officer and Global Head of Operations, the Talent and Compensation Committee of the Company’s Board of Directors (the “Committee”) approved an increase in his annual base salary from $750,000 to $800,000. His annual cash incentive target was increased from 85% of his base salary to 100% of his base salary and his long-term incentive target award was increased from $1,350,000 to $1,700,000.

On September 22, 2025, in connection with Ms. Broyles’ appointment to the role of Executive Vice President, Chief Commercial Officer and Global Head of Brands, the Committee approved an increase in her annual base salary from $675,000 to $750,000. Her annual cash incentive target was increased from 75% of her base salary to 100% of her base salary and her long-term incentive target award was increased from $710,000 to $1,500,000.

The salary and annual cash incentive target changes are retroactive to August 1, 2025. The changes to the long-term incentive target awards will be effective in 2026.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: September 26, 2025	By:	/s/ Thomas L. Doerr, Jr.
	Name:	Thomas L. Doerr, Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary